FORM 8-K
                                 CURRENT REPORT



              (As last amended in Real. N. 34-25113, eff. 1/30/95.)


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 1999



                            Lake Ariel Bancorp, Inc.
             (Exact name of registrant as specified in its charter)



Pennsylvania                     2-85306                    23-2244948
(State or other jurisdiction     (Commission                (I.R.S. employer
of incorporation)                file number)               Id. No.)



Post Office Box 67, Lake Ariel, Pennsylvania           18436
(Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (717) 698-5695

Former name or former address, if changed from last report:  Not Applicable.

Item 1.           Changes in Control of Registrant.

                  Not Applicable.


Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.


Item 3.           Bankruptcy or Receivership.

                  Not Applicable.


Item 4.           Changes in Registrant's Certifying Accountant.

     By the affirmative approval of the Registrant's audit committee and Board of Directors, the Registrant has changed independent accountants for the year ending December 31, 1999. Parente, Randolph, Orlando, Carey and Associates (Parente, Randolph), Wilkes-Barre PA, Certified Public Accountants, were the independent accountants for the Registrant for the year ended December 31, 1998. On November 10, 1998, the Registrant and Parente, Randolph entered into a contract to perform internal audit services. Such contract is conditioned upon the approval and appointment of a new independent accounting firm, at which time Parente, Randolph's resignation will be effective. On January 12, 1999, the Board of Directors, upon approval on recommendation from the Registrant's audit committee, engaged PricewaterhouseCoopers LLP, Harrisburg, PA, as independent auditors for the Registrant beginning with the calendar year ending December 31, 1999.

Parente, Randolph's reports on the financial statements for the past two years (ended December 31, 1997 and 1996) contained neither an adverse opinion nor a disclaimer of opinion. (Parente, Randolph is currently conducting their audit of the financial statements of the Registrant as of and for the year ended December 31, 1998).

During the Registrant's two most recent fiscal years and any subsequent interim periods, there were no disagreements with Parente, Randolph on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

As an exhibit to this Form 8-K, Parente, Randolph has reviewed the disclosures contained herein and finds no exception with the disclosures. Also the newly engaged accountants, PricewaterhouseCoopers LLP, as of and for the year ending
December 31, 1999, have also documented their review of the disclosures contained herein and have concurred with the information provided herein.

Item 5.           Other Events.

                  The Company announced that, effective January 12, 1999, Kenneth M. Pollock has joined the Board of Directors as a Class 3 Director.


Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.


Item 7.           Financial Statements and Exhibits.

                  (a)       Financial Statement of Business Acquired.

                            Not Applicable.

                  (b)       Pro Forma Financial Information.

                            Not Applicable.

                  (c)       Exhibits.

                           (i)       Press Release.


Item 8.           Change in Fiscal Year.

                  Not Applicable.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LAKE ARIEL BANCORP, INC.
                                   (Registrant)



Date:    January 15, 1999           /S/     Joseph J. Earyes
                                    ------------------------
                                   Joseph J. Earyes, Vice President
                                   and Treasurer

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

         We have read and agree with the comments in Item 4 of Form 8-K of Lake Ariel Bancorp, Inc. dated January 15, 1999.


                                   /S/ PARENTE, RANDOLPH, ORLANDO, CAREY
                                        & ASSOCIATES








Wilkes-Barre, Pennsylvania
January 15, 1999

January 15, 1999

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Lake Ariel Bancorp, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report filed January 15, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


PricewaterhouseCoopers LLP